UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

CYTOKINETICS, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue, South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)

On February 22, 2021, the Compensation & Talent Committee of the Board of Directors (the “Committee”) of Cytokinetics, Incorporated (the “Company” or the “Registrant”) determined that the Company met 90% of its corporate goals for 2020. This determination was based on the Committee’s assessment of performance related to the advancement of research programs into development, enrollment and completion of clinical trials, results from clinical trials, achieving fundraising goals and managing to financial objectives.

Also, on February 22, 2021, the Committee voted to approve salary increases, payment of a cash bonus and equity awards for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in connection with the performance of the Company and such officers for the fiscal year ended December 31, 2020. The bonus payments to the named executive officers were based on the individual executive’s performance relative to his or her specified goals, the Company’s performance relative to specified corporate goals, and other factors, including each executive’s compensation relative to the Company’s peer companies. The Committee exercised discretion in determining each individual’s overall achievement level. The salary increases for our named executive officers, which are effective as of March 1, 2021, were based on a review of each officer’s respective 2020 performance relative to both the Company’s and the individual’s goals, the role each executive is expected to play in 2021, competitive salary data provided by third-party executive compensation consultants and other factors.

The 2021 base salaries, 2021 target cash bonus amounts and cash bonus payments for 2020 performance for each of our named executive officers are listed in Exhibit 99.1 attached hereto and incorporated herein by reference.

Additional information regarding compensation of the named executive officers, including the factors considered by the Committee in determining compensation, will be included in the Company’s proxy statement for its 2021 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Compensation Information for the Company’s Named Executive Officers.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: February 23, 2021	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer